                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 28, 2003


                                Youbet.com, Inc.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                       0-26105                   95-4627253
   -----------------               ---------------           ------------------
   (State or other                  (Commission              (I.R.S. Employer
   jurisdiction of                  File Number)            Identification No.)
     incorporation)



      5901 De Soto Avenue, Woodland
            Hills, California                                       91367
     --------------------------------                            ------------
(Address of principal executive offices)                         (Zip Code)


                                 (818) 668-2100
                             -----------------------
              (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Not Applicable.

         (b) Not Applicable.

         (c) Exhibits:

         99.1 Youbet.com, Inc. Earnings Press Release dated October 28, 2003 (furnished pursuant to Item 12 of Form 8-K).


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 28, 2003, Youbet.com, Inc. announced its financial results for the third quarter ended September 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

The third-quarter earnings press release contains disclosure of earnings before interest, taxes, depreciation and amortization (EBITDA), which is not a measure of performance calculated in accordance with accounting principles generally accepted in the United States (GAAP). The financial tables attached to the press release contain a tabular reconciliation of EBITDA to Net Loss, the GAAP financial measure most directly comparable to EBITDA. Disclosure regarding management's uses for EBITDA appears in the footnotes below the tabular reconciliation.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    YOUBET.COM, INC.





Date:  October 28, 2003             By:  /s/ Charles Champion
                                         -------------------------------
                                         Charles Champion
                                         President and Chief Executive Officer